Vertiv Holdings Co Announces Plans to Redeem Public Warrants

Columbus, Ohio, December 17, 2020 – Vertiv Holdings Co (“Vertiv”) (NYSE: VRT), a global provider of critical digital infrastructure and continuity solutions, today announced that it will redeem for cash all of its outstanding public warrants to purchase shares of Vertiv’s Class A common stock issued as part of the units (the “Units”) sold in Vertiv’s initial public offering (the “Public Warrants”) issued pursuant to the Warrant Agreement, dated as of June 7, 2018 (the “Warrant Agreement”), by and among Vertiv (formerly known as GS Acquisition Holdings Corp), Computershare Inc. and Computershare Trust Company, N.A., as warrant agent (the “Warrant Agent”), for a redemption price of $0.01 per Public Warrant (the “Redemption Price”). Warrants to purchase Vertiv’s Class A common shares that were issued under the Warrant Agreement in a private placement simultaneously with Vertiv’s initial public offering (the “Private Warrants”) and still held by the initial holders thereof or their permitted transferees are not subject to this redemption.

Under the terms of the Warrant Agreement, Vertiv is entitled to redeem all of its outstanding Public Warrants for cash if the last sales price of Vertiv’s Class A common stock reported has been at least $18.00 per share on each of 20 trading days within a 30-day trading period ending on the third trading date prior to the date of the notice of redemption (the “Notice of Redemption”). This share price performance requirement was satisfied as of December 14, 2020.

At Vertiv’s request, the Warrant Agent has delivered the Notice of Redemption to each of the registered holders of the Public Warrants on behalf of Vertiv.

The Public Warrants may be exercised by the registered holders thereof until 5 p.m. New York City time on January 18, 2021 to purchase shares of Vertiv’s Class A common stock underlying such warrants, at the exercise price of $11.50 per share. Public Warrants may only be exercised for cash. Holders of Public Warrants must follow the instructions provided in the Notice of Redemption in order to validly exercise their Public Warrants.

Public Warrants (including Public Warrants that are included in outstanding Units) that remain unexercised following 5 p.m. New York City time on January 18, 2021 will be void and no longer exercisable, and the registered holders of such unexercised Public Warrants will only be entitled to receive the Redemption Price per Public Warrant. Additionally, at 5 p.m. New York City time on the Redemption Date, the Company’s outstanding Units will be mandatorily separated into their component parts – one share of Class A common stock and one-third of one Public Warrant – and the Public Warrants and Units will cease trading on the New York Stock Exchange. As a result, at 5

p.m. New York City time on the Redemption Date, each Unit holder’s account, in lieu of Units, will reflect ownership of the number of shares of Common Stock underlying such holder’s Units.

The shares of Class A common stock underlying the Public Warrants have been registered by Vertiv under the Securities Act of 1933, as amended, and are covered by a registration statement filed on Form S-1 with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-236334).

Questions concerning redemption and exercise of such Public Warrants can be directed to Computershare, Inc., Attn: Corporate Actions, 462 S. 4th Street, Louisville, KY, 40202, or by telephone: 1-877-373-6374.

For a copy of the Notice of Redemption, please visit our investor relations website at investors.vertiv.com. A copy of the Notice of Redemption has also been filed on Vertiv’s EDGAR profile with the SEC at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any Vertiv securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

About Vertiv Holdings Co

Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to ensure its customers’ vital applications run continuously, perform optimally and grow with their business needs. As Architects of Continuity™, Vertiv solves the most important challenges facing today’s data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Headquartered in Columbus, Ohio, Vertiv employs approximately 20,000 people and does business in more than 130 countries.

Cautionary Note Concerning Forward-Looking Statements

This press release, and other statements that Vertiv may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Vertiv’s future financial or business performance, strategies or expectations, and as such are not historical facts. This includes, without limitation, statements regarding the financial position, capital structure, indebtedness, business strategy, and plans and objectives of Vertiv management for future operations. These statements constitute projections, forecasts and forward-looking statements and are not guarantees of performance. Vertiv cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would”

and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained or incorporated by reference in this press release are based on current expectations and beliefs concerning future developments and their potential effects on Vertiv. There can be no assurance that future developments affecting Vertiv will be those that Vertiv has anticipated. Vertiv undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vertiv’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Vertiv has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this press release, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: competition, the ability of Vertiv to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; and factors relating to the business, operations and financial performance of Vertiv and its subsidiaries, including: global economic weakness and uncertainty; risks relating to the continued growth of Vertiv’s customers’ markets; failure to meet or anticipate technology changes; the unpredictability of Vertiv’s future operational results; disruption of Vertiv’s customers’ orders or Vertiv’s customers’ markets; less favorable contractual terms with large customers; risks associated with governmental contracts; failure to mitigate risks associated with long-term fixed price contracts; risks associated with information technology disruption or security; risks associated with the implementation and enhancement of information systems; failure to properly manage Vertiv’s supply chain or difficulties with third-party manufacturers; competition in the infrastructure technologies industry; failure to realize the expected benefit from any rationalization and improvement efforts; disruption of, or changes in, Vertiv’s independent sales representatives, distributors and original equipment manufacturers; failure to obtain performance and other guarantees from financial institutions; failure to realize sales expected from Vertiv’s backlog of orders and contracts; changes to tax law; ongoing tax audits; risks associated with future legislation and regulation of Vertiv’s customers’ markets both in the United States and abroad; costs or liabilities associated with product liability; Vertiv’s ability to attract, train and retain key members of its leadership team and other qualified personnel; the adequacy of Vertiv’s insurance coverage; a failure to benefit from future acquisitions; failure to realize the value of goodwill and intangible assets; the global scope of Vertiv’s operations; risks associated with Vertiv’s sales and operations in emerging markets; exposure to fluctuations in foreign currency exchange rates; Vertiv’s ability to comply with various laws and regulations and the costs associated with legal compliance; adverse outcomes to any legal claims and proceedings filed by or against Vertiv; Vertiv’s ability to protect or enforce its proprietary rights on which its business depends; third-party intellectual property infringement claims; liabilities associated with environmental, health and safety matters, including risks associated with the COVID-19 pandemic; risks associated with litigation or claims against Vertiv; Vertiv's ability to realize cost savings in connection with Vertiv's restructuring program; risks associated with Vertiv’s limited history of operating as an independent company; potential net losses in future periods; Vertiv’s ability to complete the redemption on anticipated terms and timelines or at all; and other risks and uncertainties indicated in Vertiv’s SEC reports or documents filed or to be filed with the SEC by Vertiv.

Contacts

For investor inquiries:
Lynne Maxeiner
Vice President, Global Treasury & Investor Relations
Vertiv
T +1 614-841-6776
E: lynne.maxeiner@vertiv.com

For media inquiries:
Sara Steindorf
FleishmanHillard for Vertiv
T +1 314-982-1725
E: sara.steindorf@fleishman.com

Source: Vertiv Holdings Co
Category: Financial News

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